Filed pursuant to Rule 497(a)

File No. 333-187324

Rule 482 ad

Medley Capital Corporation Announces the Pricing of the Offering of 5,000,000 Shares of its Common Stock

NEW YORK, NY (August 20, 2014) – Medley Capital Corporation (the “Company”) (NYSE: MCC) announced the pricing of the registered public offering of 5,000,000 shares of its common stock at a public offering price of $13.02 per share. The Company has granted the underwriters a 30-day option to purchase up to an additional 750,000 shares sold at the public offering price. The Company intends to use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its revolving credit facility, fund new investment opportunities and for general corporate purposes.

Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC are acting as joint book-running managers. Keefe, Bruyette & Woods, a Stifel Company, is acting as the lead manager, and BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., MLV & Co. LLC, Gilford Securities Incorporated and National Securities Corporation are acting as co-managers.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from any of the following investment banks: Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282; Barclays Capital Inc., Attn: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 1 Madison Avenue, New York, NY 10010; or J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 (Attn: Prospectus Department); or by calling Goldman, Sachs & Co. at (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by emailing prospectus-ny@ny.email.gs.com; calling Barclays Capital Inc. at (888) 603-5847, or by emailing at Barclaysprospectus@broadridge.com; calling Credit Suisse Securities (USA) LLC at (800) 221-1037, or by emailing newyork.prospectus@credit-suisse.com; or calling J.P. Morgan at (866) 803-9204.

ABOUT MEDLEY CAPITAL CORPORATION

The Company is an externally-managed, non-diversified closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions, growth or refinancing. The Company is a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. The Company’s investment activities are managed by its investment adviser, MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC, an affiliate of Medley LLC (“Medley”), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Medley specializes in credit investing, including direct private lending and corporate credit related strategies and provides first lien, second lien and unitranche term loans to lower middle-market and middle-market companies with an investment size between $7 and $50 million. Medley will support acquisition and growth financings, leveraged buyouts, management buyouts, bank debt restructurings, CAPEX, Chapter 11 exit financing and DIP financing. Medley is headquartered in New York with offices in San Francisco.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE: Medley Capital Corporation

Contact:
Richard T. Allorto
212.759.0777